Fees Summary	Oct. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 7,150,000.00
Previously Paid Amount	0.00
Total Fee Amount	987.41
Total Offset Amount	0.00
Net Fee	$ 987.41